UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

Oaktree Capital Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

(213) 830-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

On May 17, 2018, Oaktree Capital Group, LLC (“Oaktree”) issued 7,200,000 units of its 6.625% Series A Preferred Units (the “Series A Preferred Units”) pursuant to a previously announced underwritten public offering. In connection with the issuance of the Series A Preferred Units, Oaktree amended and restated its Third Amended and Restated Operating Agreement on May 17, 2018 (as amended and restated, the “Fourth Amended and Restated Operating Agreement”) and approved a Unit Designation with respect to the Series A Preferred Units (the “Unit Designation”) to create and fix the rights, preferences and powers of the Series A Preferred Units. Also, in connection with the issuance of the Series A Preferred Units, on May 17, 2018, the limited partnership agreement of Oaktree Capital I, L.P. was amended and restated and a unit designation with respect to preferred interests with economic terms designed to materially mirror those of the Series A Preferred Units was approved.

When, as and if declared by the board of directors of Oaktree, distributions on the Series A Preferred Units will be payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning on September 15, 2018, at a rate per annum equal to 6.625%. Distributions on the Series A Preferred Units are non-cumulative.

Subject to certain exceptions, unless distributions have been declared and paid or declared and set apart for payment on the Series A Preferred Units for a quarterly distribution period, during the remainder of that distribution period, Oaktree may not declare or pay or set apart payment for distributions on any Junior Units (as defined in the Unit Designation) and Oaktree may not repurchase any Junior Units. These restrictions are not applicable during the initial distribution period, which is the period from May 17, 2018, the original issue date, to, but excluding, September 15, 2018.

The Series A Preferred Units may be redeemed at Oaktree’s option, in whole or in part, at any time on or after June 15, 2023 at a price of $25.00 per Series A Preferred Unit, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions. Holders of Series A Preferred Units will have no right to require the redemption of the Series A Preferred Units.

If a Change of Control Event (as defined in the Unit Designation) occurs prior to June 15, 2023, the Series A Preferred Units may be redeemed at Oaktree’s option, in whole but not in part, upon at least 30 days’ notice, within 60 days of the occurrence of such Change of Control Event at a price of $25.25 per Series A Preferred Unit, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions. If (i) a Change of Control Event occurs (whether before, on or after June 15, 2023) and (ii) Oaktree does not give notice prior to the 31st day following the Change of Control Event to redeem all the outstanding Series A Preferred Units, the distribution rate per annum on the Series A Preferred Units will increase by 5.00%, beginning on the 31st day following such Change of Control Event.

If a Series A Tax Event or a Rating Agency Event (each as defined in the Unit Designation) occurs prior to June 15, 2023, the Series A Preferred Units may be redeemed at Oaktree’s option, in whole but not in part, upon at least 30 days’ notice, within 60 days of the occurrence of such Series A Tax Event or a Rating Agency Event, as applicable, at a price of $25.50 per Series A Preferred Unit, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions.

The description of the terms of the Series A Preferred Units in this Item 3.03 is qualified in its entirety by reference to the Fourth Amended and Restated Operating Agreement, the Unit Designation and the form of 6.625% Series A Preferred Units Certificate, which are included as Exhibits 3.1, 3.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The description of the terms of the amendments to the limited partnership agreement and the unit designation of Oaktree Capital I, L.P. in this Item 3.03 is qualified in its entirety by reference to Oaktree Capital I, L.P.’s amended and restated limited partnership agreement and unit designation, each of which will be filed as an exhibit to Oaktree’s Form 10-Q report for the fiscal quarter ending June 30, 2017.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

Oaktree is filing the opinion of its counsel, Simpson Thacher & Bartlett LLP, relating to the validity of the Series A Preferred Units, as Exhibit 5.1 hereto.

Oaktree is filing the opinion of its counsel, Simpson Thacher & Bartlett LLP, with respect to tax matters concerning the Series A Preferred Units, as Exhibit 8.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Operating Agreement of Oaktree Capital Group, LLC, dated May 17, 2018.

3.2	Unit Designation with respect to the Series A Preferred Units, dated May 17, 2018 (included as part of Exhibit 3.1).

4.1	Form of 6.625% Series A Preferred Unit Certificate.

5.1	Opinion of Simpson Thacher & Bartlett LLP regarding the validity of the Series A Preferred Units.

8.1	Opinion of Simpson Thacher & Bartlett LLP regarding certain tax matters.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)

23.2	Consent of Simpson Thacher & Bartlett LLP (included as a part of Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Daniel D. Levin
		Name:	Daniel D. Levin
		Title:	Chief Financial Officer and Managing Director